UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

RIGEL RESOURCE ACQUISITION CORP

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RIGEL RESOURCE ACQUISITION CORP
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
RIGEL RESOURCE ACQUISITION CORP

Dear Shareholders of Rigel Resource Acquisition Corp:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of shareholders of Rigel Resource Acquisition Corp, a Cayman Islands exempted company (the “Company”) to be held on August 7, 2024 at 11 a.m., Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue New York, New York 10019 (the “Special Meeting” and, such date as may be postponed or adjourned, the “Special Meeting date”), or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/rigelresource/2024. The accompanying proxy statement is dated July 19, 2024, and is first being mailed to shareholders of the Company on or about July 23, 2024.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (as amended to date, the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses or entities (an “initial business combination”) or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A ordinary shares” or “Public Shares”), included as part of the units (the “Units”) sold in the Company’s initial public offering, which was consummated on November 9, 2021 (the “IPO”), from August 9, 2024 to May 9, 2025 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”), or such earlier date as determined by the Company’s board of directors (the “Board”);

2.	Proposal No. 2 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination. On March 11, 2024, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Blyvoor Gold Resources Proprietary Limited, a South African private limited liability company, Blyvoor Gold Operations Proprietary Limited, a South African private limited liability company, Aurous Resources (f/k/a RRAC NewCo), a Cayman Islands exempted company and wholly owned subsidiary of Rigel (“Aurous Resources”), and RRAC Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of Aurous Resources (“Merger Sub”). Each of Aurous Resources and Merger Sub is a newly formed entity that was formed for the sole purpose of entering into and consummating the transactions contemplated by the Business Combination Agreement (the “Business Combination”). For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2024. You are not being asked to vote on the Business Combination at this time.

The Charter provides that the Company has until August 9, 2024 to complete an initial business combination. The Company has determined that there may not be sufficient time before August 9, 2024 to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date, or such earlier date to be determined by the Board.

In connection with the Extension Proposal, holders of Public Shares (“public shareholders”) may elect to redeem such shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned and not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Extension Proposal. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares upon consummation of the Business Combination if and when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

On the record date (as defined below), the redemption price per share was approximately $11.36, based on the aggregate amount on deposit in the Trust Account of approximately $279.2 million as of the record date, divided by the total number of then outstanding Public Shares. The closing price of a Public Share on the record date, was $11.35. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and redeemable warrants (“Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2024, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Public Warrants or warrants issued by the Company to the Sponsor simultaneously with the closing of the IPO in a private placement (the “Private Placement Warrants”), which will expire worthless if the Company fails to complete an initial business combination by August 9, 2024 or, if the Extension Proposal is approved, the Extended Date.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Public Shares and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

The Sponsor and certain other holders of Founder Shares (the “Initial Shareholders”) intend to vote in favor of each of the proposals.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on July 15, 2024, as the record date for the Special Meeting (the “record date”). Only shareholders of record on July 15, 2024 are entitled to receive notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension Proposal is approved and implemented and you do not elect to redeem your Public Shares in connection with the Extension Proposal, you will retain the right to vote on the Business Combination when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account at your election in connection with any such vote on the Business Combination. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

All of the Company’s shareholders are cordially invited to attend the Special Meeting via the Internet at https://www.cstproxy.com/rigelresource/2024. To ensure your shares are represented at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the accompanying proxy statement and Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact Sodali & Co, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing rrac.info@investor.sodali.com.

On behalf of the Board, the Company would like to thank you for your support of Rigel Resource Acquisition Corp.

July 19, 2024

By Order of the Board,

/s/ Oskar Lewnowski
Oskar Lewnowski
Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated July 19, 2024
and is first being mailed to the Company’s shareholders with the form of proxy on or about July 23, 2024.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

RIGEL RESOURCE ACQUISITION CORP
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON AUGUST 7, 2024

Dear Shareholders of Rigel Resource Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders of Rigel Resource Acquisition Corp, a Cayman Islands exempted company (the “Company”), will be held on August 7, 2024 at 11 a.m., Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue New York, New York 10019 (the “Special Meeting” and, such date as may be postponed or adjourned, the “Special Meeting date”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/rigelresource/2024.

The Special Meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (as amended to date, the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company with one or more businesses or entities (an “initial business combination”) or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Public Shares”), included as part of the units (the “Units”) sold in the Company’s initial public offering that was consummated on November 9, 2021 (the “IPO”), from August 9, 2024 to May 9, 2025 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”), or such earlier date as determined by the Company’s board of directors (the “Board”); and;

2.	Proposal No. 2 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. The Company urges you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination. On March 11, 2024, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Blyvoor Gold Resources Proprietary Limited, a South African private limited liability company, Blyvoor Gold Operations Proprietary Limited, a South African private limited liability company, Aurous Resources (f/k/a RRAC NewCo), a Cayman Islands exempted company and wholly owned subsidiary of Rigel (“Aurous Resources”), and RRAC Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of Aurous Resources (“Merger Sub”). Each of Aurous Resources and Merger Sub is a newly formed entity that was formed for the sole purpose of entering into and consummating the transactions contemplated by the Business Combination Agreement (the “Business Combination”). For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2024. The Charter provides that the Company has until August 9, 2024 to complete an initial business combination. The Company has determined that there may not be sufficient time before August 9, 2024 to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. You are not being asked to vote on the Business Combination at this time.

Approval of the Extension Proposal requires a special resolution under the Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Public Shares and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

In connection with the Extension Proposal, holders of Public Shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned and not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Extension Proposal. The Sponsor and certain other holders of Founder Shares (the “Initial Shareholders”) intend to vote in favor of each of the proposals. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares upon consummation of the Business Combination if and when it is submitted to a vote of the Company’s shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and redeemable warrants (“Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2024, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2024 or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to Public Warrants or warrants issued by the Company to the Sponsor simultaneously with the closing of the IPO in a private placement (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), which will expire worthless if the Company fails to complete an initial business combination by August 9, 2024 or, if the Extension Proposal is approved, the Extended Date.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if, and to the extent, any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses. On the record date, the redemption price per share was approximately $11.36, based on the aggregate amount on deposit in the Trust Account of approximately $279.2 million as of the record date, divided by the total number of then outstanding Public Shares. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $11.36 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their Public Shares in connection with the Extension Proposal will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $279.2 million that was in the Trust Account as of the record date. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on July 15, 2024 (the “record date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 32,070,033 Ordinary Shares issued and outstanding, including (i) 24,570,033 Public Shares and (ii) 7,500,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Sodali & Co, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing rrac.info@investor.sodali.com.

By Order of the Board,

/s/ Oskar Lewnowski
Oskar Lewnowski
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON AUGUST 7, 2024

This Notice of Special Meeting and Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 22, 2024 are available at https://www.cstproxy.com/rigelresource/2024.

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RIGEL RESOURCE ACQUISITION CORP
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 11 a.m., Eastern Time, on August 7, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors of Rigel Resource Acquisition Corp (the “Board”) for use at the extraordinary general meeting of Rigel Resource Acquisition Corp, a Cayman Islands exempted company (the “Company”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on August 7, 2024 at 11 a.m., Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/rigelresource/2024.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination (as defined below) and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	the Company having no operating history and no operating revenues;

●	the ability to select an appropriate target business or businesses;

●	the ability to complete an initial business combination;

●	the Company’s expectations around the performance of a prospective target business or businesses;

●	the success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following an initial business combination;

●	the Company’s directors and officers allocating their time to other businesses and potentially having conflicts of interest with the Company’s business or in approving an initial business combination;

●	the proceeds of the Company’s forward purchase Units being available;

●	the potential ability to obtain additional financing to complete the Company’s initial business combination;

●	the Company’s pool of prospective target businesses and the technology industries;

●	the ability to consummate an initial business combination due to the uncertainty resulting from events outside of the Company’s control (such as terrorist attacks, natural disasters, global hostilities or a significant outbreak of infectious diseases);

●	the ability of the Company’s directors and officers to generate a number of potential business combination opportunities;

●	the Company’s public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties;

●	the Company’s financial performance; and

●	the classification of the Company’s warrants as derivative liabilities.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 22, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, the other reports we file with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete an initial business combination since such initial business combination may be subject to review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Sponsor is a Cayman limited liability company and is not controlled by a non-U.S. person. The managing member of our Sponsor is an investment fund, Orion Mine Finance Fund III LP (“Orion Mine Finance”), which is a Cayman limited partnership. Orion Mine Finance is controlled by its general partner, Orion Mine Finance GP III LP (a Cayman limited partnership) (“Orion GP”), which is ultimately controlled by U.S. persons in the United States. The owners of our Sponsor are Orion Mine Finance and Orion GP. In addition, Orion Mine Finance employs an investment manager, Orion Mine Finance Management III LLC (a Delaware limited liability company), to make investment recommendations to Orion Mine Finance. That entity is also controlled by U.S. persons and utilizes personnel in the U.S. and abroad, of which 70% are located in the U.S. Although the Company does not believe that any of the aforementioned facts or relationships regarding the Sponsor would, by themselves, subject a potential initial business combination to regulatory review, including review by CFIUS, if it were subject to such review because of the parties to a potential initial business combination or otherwise, the potential initial business combination could be delayed or prohibited.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. To mitigate the risk of that result, we will, in connection with filing the amendment to our Charter in connection with the Extension, instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940, as amended (the “Investment Company Act”) to a special purpose acquisition company, including a company like ours, that does not complete its initial business combination within 24 months after the effective date of the registration statement for its initial public offering (“IPO Registration Statement”). We do not expect to complete our initial business combination within 24 months of the effective date of our IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Such a claim can be made even prior to 24 months after the effective date of our IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including restrictions on the nature of our investments and restrictions on the issuance of securities. In addition, we would be subject to burdensome compliance requirements for which we have not allotted funds and which may hinder our ability to complete an initial business combination, including registration as an investment company with the SEC, adoption of a specific form of corporate structure and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to. As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account. Were we to liquidate, our Warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

In an effort to mitigate the risk that the Company may be deemed to have been operating as an unregistered investment company under the Investment Company Act, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account in August 2023 and to thereafter hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of Rigel’s initial business combination or Rigel’s liquidation. There can be no assurance that this action will foreclose a judicial or regulatory finding, or an allegation, that Rigel is an investment company.

The Extension Proposal will amend the Charter to extend our termination date to a date that is in violation of current applicable listing standards of the New York Stock Exchange (the “NYSE”), which may result in the Company’s delisting if the NYSE does not adopt a proposal to amend such listing standards.

If the Extension Proposal passes, our termination date will be extended from August 9, 2024 to the Extended Date, however, if we have not completed a qualifying business combination transaction by November 9, 2024, we will be in violation of current NYSE listing standards.

Section 102.06(e) of the NYSE Listed Company Manual requires that any acquisition company, such as the Company, must within 36 months of the effectiveness of its IPO registration statement, or such shorter period that the company specifies in its constitutive documents, must complete one or more business combinations. The date that is 36 months following the effectiveness of our registration statement is November 9, 2024. If the Extension Proposal is approved, the termination date may be extended until May 9, 2025.

On April 4, 2024 the NYSE proposed a rule change to amended Section 102.06 the NYSE Listed Company Manual to provide that a special purpose acquisition company can remain listed until 42 months from its original listing date if it has entered into a definitive agreement with respect to a business combination within three years of listing as a part of Release No. 34-99906; File No. SR-NYSE-2024-18.

Any violation of current NYSE listing rules would likely result in the suspension or delisting of our securities from NYSE if such rules are not amended, which would have a material adverse effect on the market prices of our securities and on shareholder liquidity. Additionally, any such delisting would materially and adversely impact our ability to pursue a business combination transaction, and would likely cause us to enter liquidation.

There can be no assurance that the NYSE will change its listing standards, or forebear from enforcing them against us.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated on April 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On November 9, 2021, the Company consummated its initial public offering (“IPO”) of its units (the “Units”), with each Unit consisting of one Class A ordinary share, par value $0.0001 per share (the “Public Shares”) and one-half of one redeemable warrant to purchase one Class A ordinary share (the “Public Warrants”). Simultaneously with the closing of the IPO, the Company completed the private sale of 14,000,000 private placement warrants at a purchase price of $1.00 per private placement warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) to Rigel Resource Acquisition Holding LLC (the “Sponsor”), Orion Mine Finance GP III LP (an affiliate of the Sponsor) and certain directors and officers of the Company, generating gross proceeds to the Company of $14,000,000. Following the closing of the IPO, a total of $306,000,000 ($10.20 per Unit) of the net proceeds from the IPO and the sale of the Private Placement Warrants was placed in the trust account established in connection with the IPO (the “Trust Account”), with Continental Stock Transfer & Company (“Continental”), acting as trustee. The Company’s amended and restated memorandum and articles of association (as amended to date, the “Charter”) provides for the return of the funds held in the Trust Account to the holders of Public Shares (the “public shareholders”) if the Company does not complete an initial business combination by August 9, 2024.

While the Company is currently pursuing the completion of its previously announced Business Combination, the Company has determined that there may not be sufficient time before August 9, 2024 to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. You are not being asked to vote on the Business Combination at this time.

What is being voted on?

You are being asked to vote on the following proposals:

1.	as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must either (i) consummate an initial business combination or (ii) (A) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination and (B) redeem all of the Public Shares, from August 9, 2024 to the Extended Date (the “Extension” and such proposal, the “Extension Proposal”), or such earlier date as determined by the Board;

2.	as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

You are not being asked to vote on an initial business combination at this time. If the Extension Proposal is approved and implemented and you do not elect to redeem your Public Shares in connection with the Extension Proposal, you will retain the right to vote on the Business Combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account at your election in connection with any such vote on the Business Combination. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board. Jonathan Lamb, Jeff Feeley or the chairperson of the Special Meeting have been designated as proxies by the Board. When proxies are properly dated, executed and returned, the Ordinary Shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

The Special Meeting will be held on August 7, 2024 at 11 a.m., Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/rigelresource/2024. The Special Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The Company encourages you to access the Special Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Special Meeting, and you should allow ample time for the check-in procedures. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

The Board believes shareholders will benefit from the Company consummating the proposed Business Combination and is proposing the Extension to extend the date by which the Company has to complete such Business Combination until the Extended Date. The Extension would give the Company the opportunity to complete the proposed Business Combination.

The Charter currently provides that if the Company does not complete an initial business combination by August 9, 2024, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and additional time necessary to complete the proposed Business Combination, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and its shareholders.

The Board recommends that you vote in favor of the Extension proposal, but expresses no opinion as to whether you should redeem your Public Shares.

How do the Company insiders intend to vote their shares?

The Sponsor and certain other holders of Founder Shares (collectively, the “Initial Shareholders”) collectively have the right to vote approximately 23.4% of the company’s issued and outstanding Ordinary Shares, and are expected to vote all of their shares in favor of each proposal to be voted upon at the Special Meeting.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. The Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of the Public Shares or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.36 per share, based on the amount held in the Trust Account as the record date); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal at the Special Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of such securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Extension Proposal.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Adjournment Proposal.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate the Business Combination.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account, from the date of our IPO, were initially held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we might have been deemed to be an unregistered investment company, in which case we would have been required to liquidate the Company. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, On August 10, 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of the Company’s initial Business Combination or the liquidation of the Company.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2024, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2024.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2024, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

If the Extension Proposal is approved, what happens next?

If the Extension Proposal is approved, the Company expects to continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The Public Warrants will remain outstanding in accordance with their terms.

The Company is seeking approval of the extension because the Company may not be able to complete an initial business combination prior to August 9, 2024. If the Extension Proposal is approved, the Company expects to continue evaluating initial business combination opportunities in pursuit of entering into a business combination agreement and seeking shareholder approval of an initial business combination. If shareholders approve such initial business combination, the Company expects to consummate the initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the initial business combination.

Upon approval of the Extension Proposal by the required number of votes, the Company plans to file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman ROC”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and the Units, Public Shares and Public Warrants will remain publicly traded.

If the Extension Proposal is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of November 4, 2021, by and between the Company and the Sponsor, as may be amended (the “Administrative Services Agreement”).

If the Extension Proposal is approved and the Company amends the Charter, will its securities remain listed on The New York Stock Exchange following shareholder redemptions?

Our Public Shares and Public Warrants are listed on the New York Stock Exchange (the “NYSE”). We are subject to compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our Public Shares include, among other things, the requirement to maintain (i) at least 300 public holders, (ii) 1,200 shareholders or an average monthly trading volume of 100,000 shares, (iii) at least 600,000 publicly held shares, or (iv) an average aggregate global market capitalization of $50,000,000 or an average aggregate global market capitalization attributable to its publicly held shares of $40,000,000, in each case over 30 consecutive trading days.

Pursuant to the terms of our Charter, in connection with the Extension Proposal, public shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with the NYSE’s continued listing requirements.

If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange. If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Public Shares are “penny stocks” which will require brokers trading in our Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Public Shares and warrants qualify as covered securities under such statute. If we were no longer listed on the NYSE or another national securities exchange, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Where will I be able to find the voting results of the Special Meeting?

The Company will announce preliminary voting results at the Special Meeting. The Company will also disclose final voting results on a Current Report on Form 8-K that it will file with the SEC within four business days after the Special Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Special Meeting, the Company will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your Public Shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s secretary at Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018, so that it is received by the Company’s secretary prior to the vote at the Special Meeting (which is scheduled to take place on August 7, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or virtually at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Company believes that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under the Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Who can vote at the Special Meeting?

Holders of Ordinary Shares as of the close of business on July 15, 2024 (the “record date”), are entitled to vote at the Special Meeting. As of the record date, there were 32,070,033 Ordinary Shares issued and outstanding, including (i) 24,570,033 Public Shares and (ii) 7,500,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Public Shares and holders of Founder Shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law. The Initial Shareholders collectively own all of the Company’s issued and outstanding Founder Shares, constituting approximately 20% of the Company’s issued and outstanding Ordinary Shares.

Registered Shareholders. If the Ordinary Shares are registered directly in your name with Continental, the Company’s transfer agent, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

“Street Name” Shareholders. If the Ordinary Shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, the Company refers to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the Extension Proposal?

Yes. After careful consideration of the terms and conditions of the Extension Proposal, the Board has determined that each of the Extension Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the Extension Proposal.

What interests do the company’s directors and officers have in the approval of the Extension Proposal?

The Company’s directors and officers have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, Private Placement Warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of its winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 – The Extension Proposal – Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor the Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, shareholders will have no right to dissent and obtain payment for their Ordinary Shares.

How do I vote?

If you are a holder of record of Ordinary Shares on the record date for the Special Meeting, you may vote in person or by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the Special Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the Special Meeting. If you wish to attend the Special Meeting virtually you should contact Continental no later than August 2, 2024 to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such shareholder’s Public Shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and Public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its or their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

On the record date, the redemption price per share was approximately $11.36, based on the aggregate amount on deposit in the Trust Account of approximately $279.2 million as of the record date, divided by the total number of then outstanding Public Shares. The closing price of a Public Share on the record date was $11.35. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Sodali & Co (“Sodali”) to assist in the solicitation of proxies for the Special Meeting, pursuant to which the Company has agreed to pay Sodali a fee of $22,500, plus disbursements, and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including its annual report, and its subsequent quarterly reports, you should contact:

Rigel Resource Acquisition Corp
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018
(646) 453-2672

You may also contact the Company’s proxy solicitor at:

Sodali & Co
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: rrac.info@investor.sodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
ATTN: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held in person or by proxy on August 7, 2024 at 11 a.m., Eastern Time, at the offices of Sidley Austin LLP, located at 787 Seventh Avenue New York, New York 10019, or virtually via live webcast at https://www.cstproxy.com/rigelresource/2024, to consider and vote upon the proposals to be put to the Special Meeting.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the company must either (i) consummate an initial business combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Public Shares included as part of the units sold in the Company’s IPO, from August 9, 2024 to the Extended Date, or such earlier date as determined by the Board;

2.	Proposal No. 2 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on July 15, 2024 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the Ordinary Shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. As of the record date, there were 32,070,033 Ordinary Shares issued and outstanding, including 24,570,033 Public Shares and 7,500,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under the Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of each of the proposals.

A shareholder’s failure to vote at the Special Meeting in person or by proxy will not be counted toward the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with Continental, the Company’s transfer agent, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Jonathan Lamb, Jeff Feeley or the chairperson of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting virtually should contact Continental no later than August 2, 2024, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. The Company believes each of the proposals constitutes a “non-discretionary” matter.

Proxies

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company’s proxy solicitor, Sodali, at (800) 662-5200 (or banks and brokers can call collect at (203) 658-9400) or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing rrac.info@investor.sodali.com

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s secretary at Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018, so that it is received by the Company’s secretary prior to the vote at the Special Meeting (which is scheduled to take place on August 7, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Special Meeting or by attending the Special Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held in person or by proxy at 11 a.m., Eastern Time, on August 7, 2024, at the offices of Sidley Austin LLP located at 787 Seventh Avenue New York, New York 10019, or virtually via live webcast online at https://www.cstproxy.com/rigelresource/2024. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Sodali to assist in the solicitation of proxies for the Special Meeting and has agreed to pay Sodali a fee of $22,500, plus disbursements, and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Sodali at:

Sodali & Co
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: rrac.info@investor.sodali.com

If any additional solicitation of the holders of outstanding Ordinary Shares is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

Shareholder Proposals

No business may be transacted at an annual general meeting, including the Special Meeting, other than business that is either (i) specified in the Notice of Special Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the Special Meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of the Board with respect to any such matters. The Company expects that the Public Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board with respect to any such matters.

Principal Executive Offices

The Company’s principal executive offices are located at 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018. The Company’s telephone number is (646) 453-2672. The Company’s corporate website address is www.rigelresource.com. The website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 – THE EXTENSION PROPOSAL

Background

The Company is a blank check company, incorporated on April 6, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial business combination.

On November 9, 2021, the Company consummated its IPO of 30,000,000 Units, with each Unit consisting of one Public Share and one-half of one Public Warrant, generating gross proceeds of $300,000,000. Simultaneously with the closing of the IPO, the Company completed the private sale of 14,000,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds of $14,000,000. Following the closing of the IPO, a total of $306,000,000 ($10.20 per Unit) of the net proceeds from the IPO and the sale of the Private Placement Warrants was placed in the Trust Account, with Continental acting as trustee.

The Extension

The Company is proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate an initial business combination and (2) (i) cease operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Public Shares from August 9, 2024 to the Extended Date.

Reasons for the Extension Proposal

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination. On March 11, 2024, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Blyvoor Gold Resources Proprietary Limited, a South African private limited liability company, Blyvoor Gold Operations Proprietary Limited, a South African private limited liability company, Aurous Resources (f/k/a RRAC NewCo), a Cayman Islands exempted company and wholly owned subsidiary of Rigel (“Aurous Resources”), and RRAC Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of Aurous Resources (“Merger Sub”). Each of Aurous Resources and Merger Sub is a newly formed entity that was formed for the sole purpose of entering into and consummating the transactions contemplated by the Business Combination Agreement (the “Business Combination”). For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2024. The board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 9, 2024 to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. You are not being asked to vote on the Business Combination at this time.

The Charter currently provides that if the Company does not complete an initial business combination by August 9, 2024, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2024 or, if the Extension Proposal is approved, the Extended Date.

The Company believes that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and additional time necessary to complete the proposed Business Combination, the Extension is warranted.

The sole purpose of the Extension Proposal is to provide the Company with additional time to complete the proposed Business Combination, which the Board believes is in the best interests of the Company and its shareholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on the Business Combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account at your election in connection with such vote on the Business Combination. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2024, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2024 or, if the Extension Proposal is approved, the Extended Date.

The Sponsor and the Company’s Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2024, or, if the Extension Proposal is approved, the Extended date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial business combination by the applicable deadline. The Company will pay the costs of liquidation from the retained $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file an amendment to the Charter with the Cayman ROC in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its Units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $279.2 million that was in the Trust Account as of the record date. On the record date, the redemption price per share was approximately $11.36, based on the aggregate amount on deposit in the Trust Account of approximately $279.2 million as of the record date, divided by the total number of then outstanding Public Shares. The closing price of a Public Share on the record date, was $11.35. The Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and administrative and support services until the earlier of the Company’s consummation of an initial business combination and the Company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem his, her or its Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON AUGUST 5, 2024 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AND REDEMPTIONS.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(a)	(i) hold Public Shares or (ii) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares and

(b)	prior to 5:00 p.m., Eastern Time, on August 5, 2024 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to Continental, the Company’s transfer agent, and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed in connection with the Extension and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. Continental will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares. On the record date, the redemption price per share was approximately $11.36, based on the aggregate amount on deposit in the Trust Account of approximately $279.2 million as of the record date, divided by the total number of then outstanding Public Shares. The closing price of a Public Share on the record date was $11.35. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Special Meeting.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension is completed. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances including alternative minimum taxes and the tax on net investment income, or consequences to holders who are or may be subject to special rules, such as:

●	the Sponsor or the Company’s directors and officers;

●	banks, thrifts, mutual funds and other financial institutions or financial services entities;

●	insurance companies;

●	tax-exempt organizations, pension funds or governmental organizations;

●	regulated investment companies and real estate investment trusts;

●	United States expatriates and former citizens or former long-term residents of the United States;

●	persons that acquired securities pursuant to an exercise of employee share options, in connection with employee incentive plans or otherwise as compensation;

●	taxpayers that are subject to a mark-to-market method of tax accounting with respect to their Public Shares;

●	brokers or dealers in securities or foreign currency;

●	individual retirement and other deferred accounts;

●	persons holding their Public Shares as part of a “straddle,” hedge, conversion, constructive sale or other risk reducing transactions;

●	persons that directly, indirectly or constructively own 10% or more (by vote or value) of our shares;

●	persons who purchase or sell their shares as part of a wash sale for tax purposes;

●	grantor trusts;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	partnerships or other pass-through entities for U.S. federal income tax purposes or investors in such entities;

●	holders that are “controlled foreign corporations” or “passive foreign investment companies” (“PFICs”) and corporations that accumulate earnings to avoid U.S. federal income tax;

●	persons subject to the alternative minimum tax;

●	expatriates and former citizens or long-term residents of the United States; or

●	a person required to accelerate the recognition of any item of gross income with respect to their Public Shares as a result of such income being recognized on an applicable financial statement.

This discussion does not consider the tax treatment of entities that are (or arrangements that are treated as) partnerships or other pass-through entities for U.S. federal income tax purposes or persons who hold Public Shares through such entities. If a partnership or other pass-through entity for U.S. federal income tax purposes is the beneficial owner of Public Shares, the U.S. federal income tax treatment of partners of the partnership will generally depend on the status of the partners and the activities of the partner and the partnership.

This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

The Company has not and does not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions and final, temporary and proposed Treasury Regulations, all as of the date hereof, changes to any of which subsequent to the date of this proxy statement/prospectus may affect the tax consequences described herein. This discussion does not take into account potential suggested or proposed changes in such tax laws which may impact the discussion below and does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes. Each of the foregoing is subject to change, potentially with retroactive effect. Holders of Public Shares are urged to consult their tax advisors with respect to the application of U.S. federal tax laws to their particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

EACH HOLDER SHOULD CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS IN CONNECTION WITH AN EXERCISE OF REDEMPTION RIGHTS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE, LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

For purpose of this discussion, a “U.S. Holder” is a beneficial owner of Public Shares who is, or that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In the event that a U.S. Holder’s Public Shares are redeemed for pursuant to the redemption provisions described in this proxy statement, subject to the PFIC rules discussed below under “—PFIC Considerations,” the treatment of the redemption for U.S. federal income tax purposes depends on whether the redemption qualifies as a sale of the Public Shares under Section 302 of the Code. Whether a redemption qualifies for sale treatment will depend largely on the total number of Public Shares treated as held by the U.S. Holder relative to all of the of the Company’s Ordinary Shares both before and after the redemption.

The redemption of Public Shares generally is treated as a sale of the Public Shares if the redemption (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally must take into account not only Ordinary Shares actually owned by such U.S. Holder, but also of the Ordinary Shares such U.S. Holder is treated as constructively owning. A U.S. Holder may be treated as constructively owning Ordinary Shares owned by certain related individuals and in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, such as the Warrants.

There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Ordinary Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Ordinary Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares. In order to meet the “substantially disproportionate” test, the percentage of outstanding voting stock of the Company actually or constructively owned by a U.S. Holder immediately following the redemption generally must be less than 80% of the voting stock of the Company actually or constructively owned by such U.S. Holder immediately prior to the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. The redemption of the Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their tax advisors as to the tax consequences of a redemption.

If the redemption qualifies as a sale of stock by the U.S. Holder under Section 302 of the Code, subject to the PFIC rules discussed below under “—PFIC Considerations,” the U.S. Holder would generally be required to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the Public Shares. Such gain or loss generally would be treated as long-term capital gain or loss if such shares were held for more than one year on the date of the redemption. A U.S. Holder’s tax basis in such holder’s Public Shares generally will equal the cost of such shares. Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. However, it is unclear whether the redemption rights with respect to the Public Shares may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

If the redemption does not qualify as a sale of stock under Section 302 of the Code, subject to the PFIC rules discussed below under “—PFIC Considerations,” then the U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits of the Company, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because the Company believes it is likely that it was a PFIC for its prior taxable year ended December 31, 2023 (and, depending on the timing and details of a potential business combination, may be a PFIC for its current taxable year ending December 31, 2024), it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares.

Certain U.S. Holders may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders should consult with their own tax advisors with respect to their reporting requirements.

PFIC Considerations

A non-U.S. (foreign) corporation will be classified as a PFIC for any taxable year (i) if at least 75% of its gross income consists of passive income, such as dividends, interest, rents and royalties (except for rents and royalties earned in the active conduct of a trade or business), and gains on the disposition of property that produces such income, or (ii) if at least 50% of the fair market value of its assets (determined on the basis of a quarterly average) is attributable to assets that produce, or are held for the production of, passive income (including for these purposes its pro rata share of the gross income and assets of any entity in which it is considered to own at least 25% of the interest, by value). The determination of whether a foreign corporation is a PFIC is made annually. Once a non-U.S. corporation qualifies as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Because the Company is a blank check company, with no current active business, it is likely that the Company was a PFIC for its prior taxable year ended December 31, 2023, and may also be a PFIC for its current taxable year ending December 31, 2024. The Company’s PFIC status for its current taxable year, however, may depend in part on whether it completes an initial business combination prior to December 31, 2024, as well as the timing and specifics of any such initial business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of the current taxable year, there can be no assurances with respect to the Company’s PFIC status for such year. Even if the Company is not a PFIC for its current taxable year, any determination that the Company was a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held the Company’s securities during such prior taxable year, absent certain elections described below.

If the Company, is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make either (i) a timely qualified election fund, or “QEF,” election under Section 1295 of the Code for the Company’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, (ii) a QEF election along with a “purging election,” or (iii) a “mark-to-market” election with respect to the Public Shares (hereinafter, each a “ PFIC Election”), such holder generally will be subject to special rules with respect to “excess distributions” with respect to its Public Shares:

●	any gain realized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Public Shares.

Under these rules,

●	the U.S. Holder’s excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which it qualified as a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. Holder.

The rules dealing with PFICs are very complex and are affected by various factors in addition to those described above. Accordingly, a U.S. holder of Public Shares should consult its own tax advisor concerning PFIC elections and the application of the PFIC rules to such securities under such holder’s particular circumstances.

Reporting and Backup Withholding

Payments of dividends on Public Shares and proceeds from a sale, exchange, redemption or other taxable disposition of Public Shares that are made within the United States or through certain U.S.-related financial intermediaries may be subject to U.S. information reporting or backup withholding (currently at a rate of 24%), unless (i) the U.S. Holder is a corporation or other exempt recipient or (ii) in the case of backup withholding, the U.S. Holder provides a correct taxpayer identification number and certifies that it is not subject to backup withholding or otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability, and may entitle it to a refund, provided that the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Required Vote

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting. If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2024, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2024 or, if the Extension Proposal is approved, the Extended Date.

The Initial Shareholders intend to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 7,500,000 Founder Shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Founder Shares and their respective ownership thereof.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. The Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of the Public Shares or during a restricted period under Regulation M under the Exchange Act.

In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.36 per share, based on the amount held in the Trust Account as of the record date); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of such securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2024, the 7,500,000 Founder Shares held by the Initial Shareholders will be worthless (as the Initial Shareholders have waived liquidation rights with respect to such shares), as will the 14,000,000 Private Placement Warrants held by the Sponsor;

●	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal is not approved and no initial business combination is completed by August 9, 2024, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

●	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2024, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

●	On May 18, 2022, the Company issued a convertible promissory note to the Sponsor, from which the Company may make withdrawals of up to $1,500,000 in loans from the Sponsor for working capital purposes (the “Working Capital Loan”) On May 8, 2023, the Company issued a convertible promissory note to the Sponsor (the “First Extension Loan”) for $3,000,000 in connection with the extension of the period of time Rigel has to consummate its initial business combination from May 9, 2023 to August 9, 2023. On August 9, 2023, the Company issued a convertible promissory note to the Sponsor (the “Second Extension Loan”) for an amount up to $4,200,000 in connection with the extension of the period of time Rigel has to consummate its initial business combination from August 9, 2023 to August 9, 2024. On December 28, 2023, the Company amended and restated the First Extension Loan and the Second Extension Loan (such notes. as amended, the “Amended and Restated Loans”) to, among other things, add an affiliate of the Sponsor as an additional payee thereto. On December 28, 2023, the Company entered into a promissory note with the Sponsor (the “December 2023 Working Capital Loan”) pursuant to which, the Sponsor has agreed to loan to Rigel up to $1,500,000 to be used for working capital purposes. On May 30, 2024, the Company entered into a promissory note with the Sponsor (the “May 2024 Working Capital Loan” and, together with the Working Capital Loan, the Amended and Restated Loans and the December 2023 Working Capital Loan, the “Sponsor Promissory Notes”), pursuant to which the Sponsor has agreed to loan to Rigel up to $1,000,000 to be used for working capital purposes. The Sponsor Promissory Notes have an aggregate principal amount of $11.2 million and, as of the date of this proxy statement the outstanding principal balance under such notes was approximately $10.8 million. If an initial business combination is not completed by August 9, 2024 or, if the Extension Proposal is approved, the Extended Date, there may not be sufficient assets to repay the Sponsor Promissory Notes, in which event, the Sponsor Promissory Notes will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL.
THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

The Initial Shareholders intend to vote in favor of the Adjournment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to the Company as of July 18, 2024, with respect to Ordinary Shares held by:

●	each person known to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 32,070,033 Ordinary Shares outstanding as of July 18, 2024, including 24,570,033 Public Shares and 7,500,000 Founder Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying the outstanding Warrants because such securities are not exercisable within 60 days of July 18, 2024.

	Class A Ordinary Shares		Class B Ordinary Shares(2)
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares
Rigel Resource Acquisition Holding LLC (our Sponsor)(3)	-	-	5,905,000	78.73%
Oskar Lewnowski(3)	-	-	7,075,000	94.33%
Jonathan Lamb	-	-	-	-
Nathanael Abebe	-	-	155,000	*
Jeff Feeley	-	-	-	-
Christine Coignard	-	-	52,500	*
Kelvin Dushnisky	-	-	47,500	*
L. Peter O’Hagan	-	-	135,000	*
Timothy Keating	-	-	35,000	*
All directors and officers as a group (eight individuals)	-	-	7,500,000	100.0%

Five Percent Holders
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(4)	1,500,000	6.10%	-	-
First Trust Capital Management L.P.(5)	2,504,677	10.19%	-	-
Westchester Capital Management, LLC(6)	1,882,289	7.66%	-	-
Mizuho Financial Group, Inc.(7)	1,501,752	6.11%	-	-

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018.
(2)	Class B ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-260356).
(3)	Rigel Resource Acquisition Holding LLC, our Sponsor, is the record holder of the Class B ordinary shares reported herein. The sole member of the Sponsor is Orion Mine Finance Fund III, LP, a limited partnership whose general partner is Orion Mine Finance GP III LP. Orion Mine Finance GP III LP is a limited partnership whose general partner is a limited liability company of which Oskar Lewnowski is indirectly the sole voting member. Mr. Lewnowski, by virtue of his indirect voting control of Orion Mine Finance Fund III LP has the investment and voting control of Rigel Resource Acquisition Holding LLC, and therefore may be deemed to have beneficial ownership of the ordinary shares held directly by our Sponsor. Orion Mine Finance GP III LP directly holds 1,170,000 Founder Shares as a permitted transferee under the letter agreement.
(4)	According to a Schedule 13G filed with the SEC on February 14, 2024, Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of this reporting person is 2020 Calamos Court, Naperville, IL 60563.
(5)	According to a Schedule 13G filed with the SEC on January 10, 2024, First Trust Capital Management L.P., First Trust Capital Solutions L.P. and FTCS Sub GP LLC each has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.
(6)	According to a Schedule 13G filed with the SEC on February 14, 2024, (i) Westchester Capital Management, LLC, a Delaware limited liability company (“Westchester”), may be deemed the beneficial owner of 1,882,289 Class A ordinary shares, as a result of holding, directly or indirectly, 1,681,468 Class A ordinary shares with shared voting and dispositive power and 200,821 Class A ordinary shares with sole voting and dispositive power, (ii) Westchester Capital Partners, LLC, a Delaware limited liability company (“WCP”), may be deemed the beneficial owner of 17,692 Class A ordinary shares with sole voting and dispositive power, (iii) Virtus Investment Advisers, Inc., a Massachusetts corporation (“Virtus”), may be deemed the beneficial owner of 1,681,468 Class A ordinary shares with shared voting and dispositive power and (iv) The Merger Fund, a Massachusetts business trust (“MF”), may be deemed the beneficial owner of 1,428,308 Class A ordinary shares with shared voting and dispositive power. Westchester and WCP are located at 100 Summit Drive, Valhalla, NY 10595, Virtus is located at One Financial Plaza, Hartford, CT 06103, and MF is located at 101 Munson Street, Greenfield, MA 01301-9683. Virtus, a registered investment adviser, serves as the investment adviser to each of MF, The Merger Fund VL (“MF VL”), Virtus Westchester Event-Driven Fund (“EDF”) and Virtus Westchester Credit Event Fund (“CEF”). Westchester, a registered investment adviser, serves as sub-advisor to each of MF, MF VL, EDF, CEF, JNL/Westchester Capital Event Driven Fund (“JNL”), JNL Multi-Manager Alternative Fund (“JARB”) and Principal Funds, Inc. – Global Multi-Strategy Fund (“PRIN”). WCP, a registered investment adviser, serves as investment adviser to Westchester Capital Master Trust (“Master Trust”, together with MF, MF VL, EDF, CEF, JNL, JARB and PRIN, the “Funds”). The Funds directly hold Class A ordinary shares for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester and WCP. Westchester and WCP often make acquisitions in, and dispose of, securities of an issuer on the same terms and conditions and at the same time. Based on the foregoing and the relationships described herein, these parties may be deemed to constitute a “group” for purposes of Section 13(g)(3) of the Act. The filing of this statement shall not be construed as an admission that the reporting persons are a group, or have agreed to act as a group.
(7)	According to a Schedule 13G filed with the SEC on February 13, 2024, Mizuho Financial Group, Inc. has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of this reporting person is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

The Initial Shareholders beneficially own approximately 23.4% of the issued and outstanding Ordinary Shares and have the right to elect all of the Company’s directors prior to the completion of an initial business combination as a result of holding all of the Founder Shares. Holders of the Public Shares will not have the right to appoint any directors to the Company’s board of directors prior to the completion of an initial business combination. In addition, because of their ownership block, the Initial Shareholders may be able to effectively influence the outcome of all other matters requiring approval by public shareholders, including amendments to the Charter and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the Board or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than ten percent of the Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish to the Company copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of the IPO, the Company believes that there have been no delinquent filings.

Fiscal Year 2023 Annual Report and SEC Filings

The Company’s financial statements for the year ended December 31, 2023, are included in the annual report on Form 10-K filed on March 22, 2024. This proxy statement and the annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of the Company’s annual report without charge by sending a written request to Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018.

Delivery of Documents to Shareholders

For shareholders receiving printed proxy materials, unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more shareholders reside if it is believed that the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of such disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018 or (646) 453-2672, to inform the Company of their request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Resources” at www.rigelresource.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Rigel Resource Acquisition Corp
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018
(646) 453-2672

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Sodali & Co
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: rrac.info@investor.sodali.com

If you are a shareholder of the Company and would like to request documents, please do so by July 31, 2024 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
July 19, 2024

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND
ARTICLES OF ASSOCIATION

OF

RIGEL RESOURCE ACQUISITION CORP

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.7 by deleting the words:

“In the event that the Company does not consummate a Business Combination by August 9, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

replacing them with the words:

“In the event that the Company does not consummate a Business Combination by May 9, 2025 (or such earlier date as determined by the Directors), or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

(b) amending Article 49.8(a) by deleting the words:

“by August 9, 2024”; and

replacing them with the words:

“by May 9, 2025”.

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2024

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

RIGEL RESOURCE ACQUISITION CORP

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 6, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: **https://www.cstproxy.com/rigelresource/2024**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

THE PUBLIC SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2024**

Note: When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RIGEL RESOURCE ACQUISITION CORP

The undersigned hereby appoints each of Jonathan Lamb, Jeff Feeley, Nathanael Abebe and the chairperson of the Special Meeting as proxy of the undersigned to attend the extraordinary general meeting of shareholders (the “**Special Meeting**”) of Rigel Resource Acquisition Corp (the “**Company**”), to be held via teleconference as described in the accompanying proxy statement on August 7, 2024 at 11 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated July 19, 2024, a copy of which has been received by the undersigned, as follows:

IN HIS OR HER DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

SHAREHOLDERS SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING.

(Continued and to be marked, dated and signed on the other side)